SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                 Form 8-K


                              CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



                               Date of Report:
                               April 23, 1996



                                SALOMON INC
           (Exact name of registrant as specified in its charter)



        Delaware                     I-4346                    22-1660266
(State of Incorporation)       (Commission File No.)        (I.R.S. Employer
                                                          Identification No.)



Seven World Trade Center, New York, New York                     10048
(Address of Principal Executive Offices)                      (Zip Code)



                                 (212) 783-7000
                          (Registrant's Telephone No.)





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Item 5.  Other Events

         On April 23, 1996, the Registrant issued a press release, a copy of which is filed herewith as Exhibit 99 and incorporated herein by reference in its entirety.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         Exhibits:
          (99)  Press Release dated April 23, 1996

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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                                  Salomon Inc
                                                                  (Registrant)

Date:   April 23, 1996                                   By: /s/ Richard Carbone
                                                             -------------------
                                                                    Controller



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